EXHIBIT 10.38
                                                                   -------------

PROMISSORY NOTE, DATED AS OF JULY 1, 2004, MADE BY SEQUIAM CORPORATION IN FAVOR
                         OF EAST GROUP PROPERTIES, L.P.


                                 PROMISSORY NOTE
                                 ---------------


$1,600,000.00                                                       July 1, 2004


For  value  received  the  undersigned ("Payor") promises to pay to the order of
                                         -----
EASTGROUP  PROPERTIES,  L.P.,  a Delaware limited partnership ("Lender"), at its
                                                                ------
principal office at 7003 Presidents Drive, Suite 800, Orlando, Florida 32809, the principal sum of ONE MILLION SIX HUNDRED THOUSAND DOLLARS ($1,600,000.00), together with interest thereon at a simple interest rate equal to six percent (6%) per annum calculated on the basis of a 365 day year for the actual number of days elapsed.

Payor shall pay principal and interest payments to Lender as follows:

Monthly  Payments.  Commencing  on  August  1,  2004 and continuing on the first
-----------------
     (1st) day of each month thereafter through and including June 1, 2010, Payor shall pay to Lender payments consisting of principal and interest in the amount of $26,516.62 per month, with a final installment payment as set forth in clause (b) below; and

Maturity  Date.  On  July  1, 2010, (herein referred to as the "Maturity Date"),
--------------                                                  -------------
     all unpaid principal and interest, together with any other sums due hereunder shall be due and payable in full by Payor to Lender.

The maker liable for the payment of any sum or sums due or to become due under the terms of this Note waives the right of exemption under the laws of the State of Florida and waives presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consents that the owner hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any said indebtedness or any other indulgences or forbearances whatsoever, or may release any of the security for this Note or guarantors of this Note without in any way affecting the liability of any other party for the payment of this Note.

The maker further agrees to pay all costs of collection, including reasonable attorneys' fees and costs incurred at or before the trial level and in any appellate or bankruptcy proceedings.

The principal, or any installment of principal, unless paid when due shall bear interest after maturity at the maximum rate permitted by the laws of the State of Florida.

The Lender may, at its option, collect a late charge not to exceed five percent (5%) of any payment not timely paid, to reimburse Lender for expenses of servicing the delinquent payment.

THIS NOTE IS TO BE CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW

THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EXCLUSIVE VENUE FOR ANY ACTION FILED UNDER THIS NOTE SHALL BE IN THE APPROPRIATE COURT IN ORANGE COUNTY, FLORIDA.

Time is of the essence of this Note. Notwithstanding anything contained herein to the contrary, upon default in payment of the principal and/or interest due hereunder, all obligations of Payor to Lender hereunder may be accelerated and all amounts owed by Payor to Lender may, at the option of Lender, be declared immediately due and payable.

Payor  and  Lender  agree  that  all  payments made under this Note shall not be
                                                                          ---
reported or recorded as rental income or expense within Payor's and Lender's books and records. Payor agrees to indemnify Lender against any losses, costs, damages and/or expenses, including sales tax liabilities, incurred by Lender as a result of the failure to abide by the terms of the preceding sentence.

Payor's  Address:                   Payor:

                                    SEQUIAM SPORTS, INC., a Delaware corporation

300 Sunport Lane

Orlando, Florida  32809                                By:

                                        ------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


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                                  NOTE ADDENDUM
                           CERTIFICATION OF EXECUTION


                                NOTARY AFFIDAVIT


STATE  OF
          -----------------
COUNTY  OF
          -----------------


          I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared ___________________________ and said person executed and acknowledged the attached Promissory Note in my presence in the State and County aforesaid, dated July 1, 2004, in the maximum principal amount of One Million Six Hundred Thousand Dollars ($1,600,000.00), on behalf of
Sequiam  Sports,  inc.,  a  Delaware  corporation  (Borrower).


(NOTARY  STAMP)

                                   ---------------------------------------------
                                   Signature  of  Notary  Public
                                   Print Name:
                                              ----------------------------------
                                    Notary Public - State of
                                                            --------------------
                                   My Commission Expires:
                                                         -----------------------
                                   Commission No:
                                                 -------------------------------


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
STATE  OF
          -----------------
COUNTY  OF                                  SS
          -----------------


                       AFFIDAVIT OF OUT-OF-STATE DELIVERY


     I, ________________________________________, being first duly sworn upon my oath,  depose  and  say.

     1.   That  I  am a _____________________________________________________ of
EastGroup  Properties,  L.P.,  a  Delaware  limited  partnership.

     2.   That  on  the  _____ day of ________________________, 2004, I received by certified mail or via courier at ____________________________________________
that certain Promissory Note between EastGroup Properties, L.P., a Delaware limited partnership, Payee/Lender and Sequiam Sports, Inc., a Delaware corporation, Borrower/Maker dated July 1, 2004.

     3. That I accepted delivery of the Promissory Note on behalf of the Payee in _______ in the State of _______.


                                   By:
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------




     Subscribed  and  sworn  before  me this _____ day of _______________, ____.


                                   ---------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                    Notary Public - State of
                                                            --------------------
                                   My Commission Expires:
                                                         -----------------------
                                   Commission No:
                                                 -------------------------------


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